ALLIANCE
                          ----------------------------
                                 NORTH AMERICAN
                          ----------------------------
                                   GOVERNMENT
                          ----------------------------
                                  INCOME TRUST
                          ----------------------------

                                                               Annual Report
                                                               November 30, 1998

                                                       Alliance Capital[LOGO](R)

                                                         Alliance North American
LETTER TO SHAREHOLDERS                                   Government Income Trust
================================================================================

January 29, 1999

Dear Shareholder:

We are pleased to report to you on our investment strategy, performance and outlook for Alliance North American Government Income Trust (the "Fund"), for the six- and 12-month periods ended November 30, 1998. The Fund is designed for investors who seek high current income, consistent with what we believe to be prudent investment risk, from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, Mexico and Argentina.

INVESTMENT RESULTS

The following table shows how your Fund performed over the six- and 12-month periods ended November 30, 1998. For comparison, we have included performance for the Lehman Brothers ("LB") Aggregate Bond Index, a standard measure of the performance of the overall U.S. bond market, and the LB Intermediate-Term Government Bond Index, which measures the performance of U.S. bonds in the 1-10 year maturity range.

The Fund's Class A shares underperformed both the LB Aggregate Bond Index and the LB Intermediate-Term Government Bond Index on both a six- and 12- month basis. Your Fund's allocation to both Argentina and Mexico dampened performance as emerging markets suffered from the crisis in Russia and uncertainty in global capital markets during the period. However, the Fund's allocation to U.S. Treasuries helped the Fund's performance as U.S. Treasuries benefited from the flight to quality. Overall underperformance of the Fund is attributable to both Lehman indexes reflecting only U.S.-based government securities, which outperformed most global government bond markets during the period.

--------------------------------------------------------------------------------

INVESTMENT RESULTS*
Periods Ended November 30, 1998

                                  Total Returns

                              6 Months      12 Months
                            ------------   ------------
Alliance North American
  Government Income Trust
  Class A                       2.80%         7.14%
  Class B                       2.46%         6.46%
  Class C                       2.46%         6.46%

Lehman Brothers
  Aggregate Bond Index          5.15%         9.45%

Lehman Brothers
  Intermediate-Term
  Government Bond Index          5.23%         8.95%

* The Fund's investment results are total returns for the periods and are based on the net asset value of each class of shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Past performance is no guarantee of future results.

      The Lehman Brothers ("LB") Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Corporate Bond Index. The Lehman Brothers Intermediate-Term Government Bond Index measures performance of bonds in the 1-10 year maturity range. An investor cannot invest directly in an index.

      Additional investment results appear on page 4.

--------------------------------------------------------------------------------

MARKET OVERVIEW

During the six-month period ended November 30, 1998, global markets experienced volatility as financial and economic turmoil, spreading from Asia to Russia, then to Latin America, elevated concerns about recession and a global economic slowdown.

Despite global turmoil, the United States continued on a path of robust growth driven by domestic consumer demand. Manufacturing, however, remained weak as world export markets declined. Inflation continued to be benign and employment strong throughout the period. The Federal Reserve, as a hedge against a slowing global

                                                         Alliance North American
                                                         Government Income Trust
================================================================================

economy, lowered interest rates three times by a quarter of a percentage point, from 5.50% to 4.75%.

The U.S. bond market, which posted solid gains, provided a safe haven for investors seeking liquidity during periods of global volatility. As investors became more risk averse, U.S. Treasuries outperformed other U.S. fixed-income sectors. Treasury yields reached record lows prior to rebounding at the end of the period.

In the emerging markets, debt prices fell over the six-month period ended November 30, 1998, when renewed volatility in Asia and fiscal problems in Russia heightened investor concerns about all higher-yielding asset classes. Investor confidence was briefly restored in July, when the International Monetary Fund ("IMF") approved an emergency loan package for the Russian government. However, the downward fall of emerging market debt prices resumed and accelerated in August, after the Rus sian government devalued the ruble and defaulted on its domestic debt. This surprise move by the Russian government led to a general sell-off of emerging market assets as investors moved to lower their portfolios' risk exposure. In September, investor concern shifted to Brazil, which, like Russia, has a semi-fixed currency regime and deficits in both its fiscal and current accounts. After reaching a low in September, emerging market debt prices rebounded as the U.S. and other industrial countries began easing monetary policy.

The reporting period has seen positive developments for both Mexico and Argentina. Mexico recently approved further steps in banking reforms, enabling them to attract additional capital amidst policies of fiscal discipline in 1998. Although Mexico is an oil exporter, a decline in oil prices is not expected to significantly impact Mexico's financial outlook, as oil revenues constitute a relatively small percentage of total revenues. Furthermore, the Mexican economy has continued to show resilience against the backdrop of other Latin economies. Consumer spending has buoyed the Mexican economy despite difficult global conditions. Mexico's outperformance in these areas has been benefited by its NAFTA preferences and the long-term convergence of its manufacturing sector with that of the United States.

Argentina, which has been aided with funds by the IMF, continued with its internal policies of fiscal discipline. Policy improvements have bolstered their economy's ability to weather external storms within the global economy and Latin America. Moreover, Argentina is less exposed to the global slowdown as just 10% of their gross domestic product is dependent on exports. In addition, Argentina's "convertibility law" which pegs the peso 1 to 1 with the dollar, has achieved significant credibility amidst global turmoil.

In the developed markets outside of the U.S., government bond returns were augmented by investors' aversion to risk. Traditional safe haven markets benefited from both the flight to quality and the increased probability of monetary easing, while non-safe haven countries suffered from low liquidity. In Canada, growth slowed and inflation remained low as a result of falling commodity prices and falling demand from Asia. A weak currency and low liquidity dampened bond market returns in Canada, on both a local and hedged basis.

INVESTMENT STRATEGY

Over the period, we maintained the portfolio's country weighting consistent with the investment objectives of the Fund while securing a high level of current income. The portfolio continued to be invested in Mexican, Argentinean and Canadian debt, as well as U.S. Government obligations. Longer-duration securities were held in anticipation of longer-term interest rates trending downward, thus minimizing interest rate risk.

OUTLOOK

While the likelihood of global recession has diminished, we continue to project a slower growth trajectory to the global economy in 1999.

In the U.S., economic activity is expected to moderate with growth estimates centered around 3.0% for 1999. Further interest rate reductions to sustain growth by the Federal Reserve are likely in 1999, but are not expected to be imminent. U.S. interest rates, as well as inflation, should remain low, and the U.S. Treasury market should continue to provide a safe haven during times of volatility.

In Europe, growth is expected to slow to 2% in 1999, from 2.6% in 1998. Inflation should remain benign. Recent interest rate reductions in Europe may be followed by additional rate cuts in 1999 to offset the effects of the global slowdown.

                                                         Alliance North American
                                                         Government Income Trust
================================================================================

Our outlook for emerging market debt has improved as a concerted effort by the Group of Seven ("G7") industrial countries has been made to avert further spread of economic and financial malaise. The U.S. Federal Reserve, along with other G7 countries, has begun easing monetary policy in an effort to lower the risk of slower economic growth, and the Japanese yen has strengthened sharply against the U.S. dollar, relieving pressure on exchange rates and interest rates elsewhere in Asia.

Increased uncertainty, however, has been generated by the change in Brazil's exchange-rate policy. Furthermore, we remain concerned about the effects that slower global growth and low commodity prices will have on emerging markets. In this environment, we expect emerging market debt prices to remain volatile with periods of improved sentiment, triggered by stimulative policies in developed countries, interspersed with episodes of weakness, as investors lose confidence in the pace of reforms in emerging countries and Japan.

We remain positive in our view on Mexico and Argentina as economic policy in each country remains quite strong, and their long-term trend toward improving credit fundamentals remains intact. Although the turmoil in Brazil may negatively affect Mexico's asset prices, we do not expect the impact to be either great or long term. We currently see no relative value in the Canadian market as spreads have tightened considerably.

Thank you for your continued interest and investment in Alliance North American Government Income Trust. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Wayne D. Lyski

Wayne D. Lyski
Senior Vice President

--------------------------------------------------------------------------------
Shares of the Fund are not deposits or obligations of, guaranteed or endorsed by, any bank; further, such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Shares of the Fund involve investment risks, including the possible loss of principal.
--------------------------------------------------------------------------------

                                                         Alliance North American
INVESTMENT OBJECTIVE AND POLICIES                        Government Income Trust
================================================================================

Alliance North American Government Income Trust is an open-end, non-diversified investment company with an investment objective of seeking the highest level of current income, consistent with what we believe to be prudent investment risk, from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, and Mexico. The Trust's investment policies provide that the Trust expects to maintain at least 25% of its assets in U.S.-dollar-denominated securities and may invest up to 25% of its total assets in debt securities issued by governmental entities in Argentina.

INVESTMENT RESULTS
================================================================================

NAV and SEC Average Annual Total Returns as of November 30, 1998

               ------------------
                 CLASS A SHARES
               ------------------

                           Without          With
                        Sales Charge    Sales Charge
                        ----------------------------
One Year                     7.14%           2.54%
Five Years                   6.92%           6.00%
Since Inception*             8.52%           7.82%
SEC Yield**                 12.01%

               ------------------
                 CLASS B SHARES
               ------------------

                           Without          With
                        Sales Charge    Sales Charge
                        ----------------------------
One Year                     6.46%           3.62%
Five Years                   6.01%           6.01%
Since Inception* (a)         7.72%           7.72%
SEC Yield**                 11.80%

               ------------------
                 CLASS C SHARES
               ------------------

                           Without          With
                        Sales Charge    Sales Charge
                        ----------------------------
One Year                     6.46%           5.51%
Five Years                   6.03%           6.03%
Since Inception*             7.02%           7.02%
SEC Yield**                 11.81%

SEC Average Annual Total Returns as of the most recent quarter-end (September 30, 1998)

                     Class A     Class B     Class C
                    ---------   ---------   ---------
1 Year                -4.85%      -3.88%      -2.12%
5 Years                5.49%       5.51%       5.53%
Since Inception*       7.10%       6.99%(a)    6.17%

The Fund's investment results represent Average Annual Total Returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
*     Inception: 3/27/92 Class A and Class B; 5/3/93 Class C.

**    SEC yields are for the 30 days ended November 30, 1998.

(a)   Assumes conversion of Class B shares into Class A shares after six years.

                                                         Alliance North American
                                                         Government Income Trust
================================================================================

ALLIANCE NORTHAMERICAN GOVERNMENT INCOME TRUST
GROWTH OF A $10,000 INVESTMENT
3/31/92* TO 11/30/98

                               [GRAPHIC OMITTED]

  [The following information was depicted as a chart in the printed material.]


                     Lehman Brothers Aggregate Bond Index:
                                    $16,911

                     North American Government Income Trust
                                    Class A:
                                    $16,515

              Lehman Brothers Intermediate-Term Gov't Bond Index:
                                    $15,918

      This chart illustrates the total value of an assumed $10,000 investment in Alliance NorthAmerican Government Income Trust Class A shares (from 3/31/92 to 11/30/98) as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

      The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Corporate Bond Index.

      The unmanaged Lehman Brothers Intermediate-Term Government Bond Index measures the performance of bonds with maturities of one to ten years.

      When comparing Alliance North American Government Income Trust to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices.

--------------------------------------------------------------------------------
*     Month-end nearest to Fund's inception date of 3/27/92.

PORTFOLIO OF INVESTMENTS                                 Alliance North American
November 30, 1998                                        Government Income Trust
================================================================================

                                                Principal
                                                  Amount
                                                   (000)           U.S. $ Value
--------------------------------------------------------------------------------
ARGENTINA-26.8%
GOVERNMENT OBLIGATIONS-26.8%
Republic of Argentina
    Pensioner-Bocon
    Pre III FRN
    2.91%, 9/01/02 (a).................  ARS      242,124        $  200,027,118
    Supplier-Bocon
    Pro 1 FRN
    2.91%, 4/01/07.....................           634,411           419,626,837
                                                                 --------------
Total Argentinian Securities
    (cost $632,552,777)................                             619,653,955
                                                                 --------------
CANADA-18.7%
GOVERNMENT/AGENCY OBLIGATIONS-18.7%
Government of Canada
    8.00%, 6/01/27.....................  CA$      195,000           176,997,047
Province of British Columbia
    7.88%, 11/30/23 (b)................            36,000            29,468,504
    8.00%, 9/08/23 (b).................            24,600            20,871,260
    9.00%, 8/23/24 (b).................            25,000            23,482,612
Province of Manitoba
    7.75%, 12/22/25 (b)................            60,200            50,601,181
Province of Ontario
    7.75%, 12/08/03 (b)................            20,000            14,619,423
Province of Quebec
    9.375%, 1/16/23 (b)................            53,600            50,118,110
Province of Saskatchewan
    9.60%, 2/04/22 (b).................            24,600            24,148,032
Quebec Hydro Zero coupon, 8/15/20 (c)..           250,000            43,928,806
                                                                 --------------
Total Canadian Securities
    (cost $394,752,068)................                             434,234,975
                                                                 --------------
MEXICO-27.9%
GOVERNMENT/AGENCY OBLIGATIONS-27.9%
Bankers Acceptances
    Nacional Financiera
    S.N.C. (d)
    16.50%, 12/26/03...................  MXP      414,125            10,969,711
    16.95%, 12/24/03...................            81,401             2,157,936
    17.50%, 12/11/03...................            55,253             1,472,364
Mexican Treasury Bills (d)
    19.75%, 12/17/98...................           187,490            18,472,248
    20.10%, 4/08/99....................           150,000            13,360,020
    20.68%, 3/11/99....................         1,283,235           116,669,402
    20.77%, 1/14/99....................           314,635            30,227,619
    20.80%, 2/11/99....................         1,178,760           109,942,916
    27.08%, 6/03/99....................         1,323,836           112,544,249
    29.47%, 5/06/99....................         1,064,297            92,556,808
    31.12%, 7/08/99....................           820,116            67,792,426
    34.51%, 8/05/99....................           850,131            68,912,289
                                                                 --------------
Total Mexican Securities
    (cost $826,468,831)................                             645,077,988
                                                                 --------------
UNITED STATES-42.5%
GOVERNMENT OBLIGATIONS-42.1%
U.S. Treasury Bonds
    5.25%, 11/15/28....................  US$      105,000           107,920,365
    5.50%, 8/15/28.....................            25,000            26,429,700
    6.75%, 8/15/26.....................            55,000            66,378,125
    11.75%, 11/15/14...................            64,000            99,660,032
    12.375%, 5/15/04...................            41,200            56,057,750
    12.50%, 8/15/14....................            69,000           111,046,875
    13.75%, 8/15/04....................            60,000            86,531,280
    14.00%, 11/15/11...................            11,900            18,902,412
U.S. Treasury Notes
    5.625%, 5/15/08....................            21,000            22,351,875
    6.125%, 11/15/27...................            80,000            90,325,040
    6.25%, 2/15/07.....................            46,800            51,363,000
    6.50%, 10/15/06....................            15,000            16,631,250
    7.00%, 7/15/06.....................            67,900            77,257,503
U.S. Treasury Strips
    Zero coupon, 2/15/12...............           100,000            50,051,300
    Zero coupon, 8/15/12...............            52,000            25,218,752
    Zero coupon, 5/15/13...............           137,000            63,594,304
    Zero coupon, 5/15/14...............            13,400             5,854,406
                                                                 --------------
                                                                    975,573,969
                                                                 --------------

                                                         Alliance North American
                                                         Government Income Trust
================================================================================

                                                Principal
                                                  Amount
                                                   (000)           U.S. $ Value
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT-0.4%
Brown Brothers Harriman & Co.
    5.15%, dated 11/30/98,
    $9,901,416 due 12/01/98,
    (collateralized by $9,846,000
    U.S. Treasury Note
    5.375%, 1/31/00)...................  US$        9,900        $    9,900,000
                                                                 --------------
Total United States Securities
    (cost $942,183,016)................                             985,473,969
                                                                 --------------
TOTAL INVESTMENTS-115.9%
    (cost $2,795,956,692)..............                          $2,684,440,887
Other assets less
    liabilities-(15.9%)................                            (367,781,915)
                                                                 --------------
NET ASSETS-100%........................                          $2,316,658,972
                                                                 ==============

--------------------------------------------------------------------------------
(a) Interest is compounded monthly and capitalized until October 1, 1998, after which the security holder will receive monthly paydowns of principal and interest until maturity.

(b) Securities, or portion thereof, with an aggregate market value of $213,309,122 have been segregated to collateralize forward exchange currency contracts.

(c)   Private Placement, valued at fair value (see Note A.)

(d)   Interest rate represents annualized yield to maturity at purchase date.

      Glossary:

      FRN - Floating Rate Note.

      See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES                      Alliance North American
November 30, 1998                                        Government Income Trust
================================================================================

ASSETS
   Investments in securities, at value (cost $2,795,956,692) ..........................   $2,684,440,887
   Cash ...............................................................................           88,926
   Interest receivable ................................................................       23,791,511
   Receivable for investment securities sold ..........................................       11,778,487
   Receivable for capital stock sold ..................................................        9,508,409
   Other assets .......................................................................          342,603
                                                                                          --------------
   Total assets .......................................................................    2,729,950,823
                                                                                          --------------
LIABILITIES
   Loan payable .......................................................................      250,000,000
   Payable for investment securities purchased ........................................      136,672,922
   Payable for capital stock redeemed .................................................        8,225,073
   Dividend payable ...................................................................        7,800,881
   Loan interest payable ..............................................................        3,596,072
   Unrealized depreciation of forward exchange currency contracts......................        2,928,987
   Advisory fee payable ...............................................................        1,351,056
   Distribution fee payable ...........................................................          394,244
   Accrued expenses and other liabilities .............................................        2,322,616
                                                                                          --------------
   Total liabilities ..................................................................      413,291,851
                                                                                          --------------
NET ASSETS.............................................................................   $2,316,658,972
                                                                                          ==============
COMPOSITION OF NET ASSETS
   Capital stock, at par ..............................................................   $      304,719
   Additional paid-in capital .........................................................    2,594,655,880
   Distributions in excess of net investment income ...................................     (32,865,565)
   Accumulated net realized loss on investments and foreign currency transactions .....    (131,476,846)
   Net unrealized depreciation of investments and foreign currency denominated
     assets and liabilities ...........................................................     (113,959,216)
                                                                                          --------------
                                                                                          $2,316,658,972
                                                                                          ==============
CALCULATION OF MAXIMUM OFFERING PRICE
   Class A Shares
   Net asset value and redemption price per share
     ($740,066,296 / 97,500,301 shares of capital stock issued and outstanding) .......            $7.59
   Sales charge--4.25% of public offering price .......................................             0.34
                                                                                                   -----
   Maximum offering price .............................................................            $7.93
                                                                                                   =====
   Class B Shares
   Net asset value and offering price per share
     ($1,300,519,285 / 170,935,732 shares of capital stock issued and outstanding) ....            $7.61
                                                                                                   =====
   Class C Shares
   Net asset value and offering price per share
     ($276,073,391 / 36,282,649 shares of capital stock issued and outstanding) .......            $7.61
                                                                                                   =====

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF OPERATIONS                                  Alliance North American
Year Ended November 30, 1998                             Government Income Trust
================================================================================

INVESTMENT INCOME
   Interest (net of foreign taxes withheld of $232,087) .....                $ 304,387,869

EXPENSES
   Advisory fee .............................................  $16,629,250
   Distribution fee - Class A ...............................    1,976,686
   Distribution fee - Class B ...............................   13,643,777
   Distribution fee - Class C ...............................    2,850,733
   Custodian ................................................    3,376,048
   Transfer agency ..........................................    3,037,804
   Printing .................................................      374,548
   Audit and legal ..........................................      134,415
   Administrative ...........................................      129,953
   Registration .............................................       96,875
   Directors' fees ..........................................       34,060
   Miscellaneous ............................................      584,019
                                                               -----------
   Total expenses before interest ...........................   42,868,168
   Interest expense .........................................   15,656,952
                                                               -----------
   Total expenses ...........................................                   58,525,120
                                                                             -------------
   Net investment income ....................................                  245,862,749
                                                                             -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain on investment transactions .............                  103,109,587
   Net realized loss on foreign currency transactions .......                  (82,930,864)
   Net change in unrealized appreciation of:
     Investments ............................................                 (127,857,382)
     Foreign currency denominated assets and liabilities ....                   (2,506,950)
                                                                             -------------
   Net loss on investments ..................................                 (110,185,609)
                                                                             -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ..................                $ 135,677,140
                                                                             =============

--------------------------------------------------------------------------------
See notes to financial statements.

                                                         Alliance North American
STATEMENT OF CHANGES IN NET ASSETS                       Government Income Trust
================================================================================

                                                                               Year Ended         Year Ended
                                                                              November 30,       November 30,
                                                                                  1998               1997
                                                                             --------------     --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income ...............................................     $  245,862,749     $  253,796,693
   Net realized gain on investments and foreign currency transactions ..         20,178,723         46,788,566
   Net change in unrealized appreciation (depreciation) of investments .
     and foreign currency denominated assets and liabilities ...........       (130,364,332)       (64,771,290)
                                                                             --------------     --------------
   Net increase in net assets from operations ..........................        135,677,140        235,813,969

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
     Class A ...........................................................        (74,201,378)       (53,153,774)
     Class B ...........................................................       (141,961,151)      (151,811,556)
     Class C ...........................................................        (29,700,220)       (29,704,053)
   Distributions in excess of net investment income
     Class A ...........................................................         (5,401,762)                -0-
     Class B ...........................................................        (10,316,188)                -0-
     Class C ...........................................................         (2,143,419)                -0-
   Tax return of capital
     Class A ...........................................................         (2,554,780)                -0-
     Class B ...........................................................         (4,887,773)                -0-
     Class C ...........................................................         (1,022,589)                -0-

CAPITAL STOCK TRANSACTIONS
   Net increase ........................................................        279,531,511        206,316,343
                                                                             --------------     --------------
   Total increase ......................................................        143,019,391        207,460,929

NET ASSETS
   Beginning of year ...................................................      2,173,639,581      1,966,178,652
                                                                             --------------     --------------
   End of year .........................................................     $2,316,658,972     $2,173,639,581
                                                                             ==============     ==============

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF CASH FLOWS                                  Alliance North American
Year Ended November 30, 1998                             Government Income Trust
================================================================================

INCREASE (DECREASE) IN CASH FROM:
OPERATING ACTIVITIES:
   Interest received .............................................  $  110,920,723
   Interest paid .................................................     (15,076,009)
   Operating expenses paid .......................................     (42,613,610)
                                                                    --------------
   Net increase in cash from operating activities ................                     $ 53,231,104

INVESTING ACTIVITIES:
   Purchases of short-term portfolio investments, net ............    (107,523,154)
   Purchases of long-term portfolio investments ..................  (3,830,009,769)
   Proceeds from disposition of long-term portfolio investments ..   3,875,921,511
                                                                    --------------
   Net decrease in cash from investing activities ................                      (61,611,412)

FINANCING ACTIVITIES*:
   Subscriptions of capital stock, net ...........................     281,589,081
   Cash dividends paid ...........................................    (273,106,331)
                                                                    --------------
   Net increase in cash from financing activities ................                        8,482,750
   Effect of exchange rate on cash ...............................                          (57,328)
                                                                                       ------------
   Net increase in cash ..........................................                           45,114
   Cash at beginning of year .....................................                           43,812
                                                                                       ------------
   Cash at end of year ...........................................                     $     88,926
                                                                                       ============

---------------------------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN NET ASSETS
FROM OPERATIONS TO NET INCREASE IN CASH FROM
OPERATING ACTIVITIES:
   Net increase in net assets from operations ....................                     $135,677,140

ADJUSTMENTS:
   Decrease in interest receivable ...............................  $      645,236
   Net realized gain on investment transactions ..................    (103,109,587)
   Net change in unrealized depreciation .........................     130,364,332
   Accretion of bond discount ....................................    (194,112,382)
   Increase in accrued expenses and other liabilities ............         835,501
   Net realized loss on foreign currency transactions ............      82,930,864
                                                                    --------------
                                                                                        (82,446,036)
                                                                                       ------------
   Net increase in cash from operating activities ................                     $ 53,231,104
                                                                                       ============

--------------------------------------------------------------------------------
* Non-cash financing activities not included herein consist of reinvestment of dividends.

      See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS                            Alliance North American
November 30, 1998                                        Government Income Trust
================================================================================

NOTE A: Significant Accounting Policies

Alliance North American Government Income Trust, Inc. (the "Fund") was incorporated in the State of Maryland on February 3, 1992 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains or losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of foreign securities and forward exchange currency contracts, holding of foreign currencies, exchange gains or losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

                                                         Alliance North American
                                                         Government Income Trust
================================================================================

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency losses and a tax return of capital, resulted in a net decrease in distributions in excess of net investment income, a decrease in accumulated net realized loss on investments and foreign currency transactions, and a decrease in additional paid-in capital. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .65 of 1% of the average adjusted daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid the Adviser $129,953 representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 1998.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $2,156,101 for the year ended November 30, 1998.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $234,927 from the sale of Class A shares and $28,978, $1,574,130 and $164,308 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 1998.

--------------------------------------------------------------------------------

NOTE C: Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $36,411,699 and $4,590,722 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

                                                         Alliance North American
NOTES TO FINANCIAL STATEMENTS (continued)                Government Income Trust
================================================================================

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $315,555,135 and $188,823,314, respectively, for the year ended November 30, 1998. There were purchases of $3,403,171,041 and sales of $3,693,242,876 of U.S. government and government agency obligations for the year ended November 30, 1998.

At November 30, 1998, the cost of investments for federal income tax purposes was $2,816,932,886. Accordingly, gross unrealized appreciation of investments was $86,769,935 and gross unrealized depreciation of investments was $219,261,934 resulting in net unrealized depreciation of $132,491,999 excluding foreign currency transactions. At November 30, 1998, the Fund had a capital loss carryforward totaling $110,500,652, of which $71,003,543 expires in the year 2003, and $39,497,109 expires in the year 2004.

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure of the Fund in that particular currency contract.

At November 30, 1998, the Fund had outstanding forward exchange currency contracts, as follows:

                                                              U.S. $
                                          Contract           Value on            U.S. $           Unrealized
                                           Amount           Origination          Current         Appreciation
                                            (000)              Date               Value         (Depreciation)
                                      ----------------   ----------------   ----------------   ----------------
Forward Exchange Currency
Buy Contracts
Canadian Dollars,
   settling 12/07/98..............          48,583         $ 31,425,182       $ 31,879,454       $    454,272

Forward Exchange Currency
Sale Contracts
Canadian Dollars,
   settling 12/07/98..............         314,674          203,099,997        206,483,256         (3,383,259)
                                                                                                 ------------
                                                                                                 $ (2,928,987)
                                                                                                 ============

--------------------------------------------------------------------------------

NOTE E: Bank Borrowing

The Fund entered into a Revolving Credit Agreement with Deutsche Bank AG, New York Branch on June 4, 1998. The maximum credit available under the credit facility is $250,000,000 and requires no collateralization. The loan outstanding, under the Credit Agreement for the year ended November 30, 1998 was $250,000,000 with a related weighted average interest rate at year end of 6.15% and a weighted average annualized interest rate of 6.26%. The $250,000,000 balance will mature on

                                                         Alliance North American
                                                         Government Income Trust
================================================================================

December 9, 1998, (the loan was subsequently renewed). Interest payments on current borrowings are based on the Eurodollar margin plus the applicable Eurodollar rate. The Fund is also obligated to pay Deutsche Bank AG, New York Branch a facility fee computed at the rate of .10% per annum on the daily amount of the total commitment as in effect.

--------------------------------------------------------------------------------

NOTE F: Capital Stock

There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B, and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                      -----------------------------------   -----------------------------------
                                                    SHARES                                AMOUNT
                                      -----------------------------------   -----------------------------------
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                         November 30,      November 30,       November 30,       November 30,
                                            1998               1997                1998              1997
                                      ----------------   ----------------   ----------------   ----------------
Class A
Shares sold.......................         40,930,531         17,871,465     $  325,348,092     $  144,058,872
Shares issued in reinvestment of
   dividends......................          3,181,255          2,269,271         24,821,621         18,311,581
Shares converted from Class B.....          7,799,684          8,014,844         59,480,464         64,154,628
Shares redeemed...................        (18,195,141)       (12,556,597)      (139,838,724)      (100,703,640)
                                       --------------     --------------     --------------     --------------
Net increase......................         33,716,329         15,598,983     $  269,811,453     $  125,821,441
                                       ==============     ==============     ==============     ==============
Class B
Shares sold.......................         40,837,786         43,619,890     $  320,851,480     $  351,851,243
Shares issued in reinvestment of
   dividends......................          5,700,319          5,419,148         44,452,518         43,709,426
Shares converted to Class A.......         (7,799,684)        (8,014,844)       (59,480,464)       (64,154,628)
Shares redeemed...................        (39,600,299)       (35,310,274)      (305,507,405)      (283,575,964)
                                       --------------     --------------     --------------     --------------
Net increase (decrease)...........           (861,878)         5,713,920     $      316,129     $   47,830,077
                                       ==============     ==============     ==============     ==============
Class C
Shares sold.......................         11,845,488         11,671,925     $   93,169,906     $   94,074,275
Shares issued in reinvestment of
   dividends......................          1,368,044          1,158,939         10,660,900          9,352,065
Shares redeemed...................        (12,263,001)        (8,808,490)       (94,426,877)       (70,761,515)
                                       --------------     --------------     --------------     --------------
Net increase......................            950,531          4,022,374     $    9,403,929     $   32,664,825
                                       ==============     ==============     ==============     ==============

--------------------------------------------------------------------------------

NOTE G: Litigation

On July 25, 1995, a Consolidated and Supplemental Class Action Complaint ("Complaint"), styled In re North American Government Income Trust, Inc. Securities Litigation, was filed in the U.S. District Court for the Southern District of New York ("District Court") against the Fund, the Adviser, Alliance Capital Management Corporation ("ACMC"), Alliance Fund Distributors, Inc. ("AFD"), The Equitable Companies Incorporated ("ECI"), a parent of the Adviser, and certain current and former officers and directors of the Fund and ACMC, alleging violations of the federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The Complaint sought certification of a plaintiff class of all persons who purchased or owned Class A, B or C shares of the Fund from March 27, 1992 through December 23, 1994. Plaintiffs alleged that during 1995 the Fund's losses exceeded $750,000,000 and sought as relief unspecified damages, costs and attorney's fees.

                                                         Alliance North American
NOTES TO FINANCIAL STATEMENTS (continued)                Government Income Trust
================================================================================

On September 26, 1996, the District Court granted defendants' motion to dismiss all courts of the Complaint ("First Decision"). On October 11, 1996, plaintiffs filed a motion for reconsideration of the First Decision. On November 25, 1996, the District Court denied plaintiffs' motion for reconsideration of the First Decision. On October 29, 1997, the United States Court of Appeals for the Second Circuit ("Court of Appeals") issued an order granting defendants' motion to strike and dismiss plaintiffs' appeal of the First Decision.

On October 29, 1996, plaintiffs filed a motion for leave to file an amended complaint ("Amended Complaint"). In the Amended Complaint, plaintiffs asserted claims against the Fund, the Adviser, ACMC, AFD, ECI, and certain current and former officers of the Fund and ACMC alleging violations of the federal securities laws, fraud and breach of fiduciary duty. The principal allegations of the Amended Complaint related to the Fund's hedging practices, the Fund's investments in certain mortgage-backed securities, and the risk and objectives of the Fund as described in the Fund's marketing materials. The Amended Complaint made similar requests for class certification and damages as made in the Complaint. On July 15, 1997, the District Court denied plaintiffs' motion for leave to file the Amended Complaint and dismissed the case ("Second Decision").

On November 17, 1997, plaintiffs filed a notice of appeal of the Second Decision to the Court of Appeals. On October 15, 1998, the Court of Appeals affirmed in part and reversed in part the Second Decision. The Court of Appeals affirmed the District Court's denial of plaintiffs' motion for leave to file the Amended Complaint insofar as the Amended Complaint alleged that defendants had made misrepresentations and omissions relating to the Fund's investments in certain mortgage-backed securities and in the Fund's marketing materials. The Court of Appeals reversed the District Court's decision to deny plaintiffs' motions for leave to file the Amended Complaint insofar as the Amended Complaint alleged that defendants had made actionable misrepresentation and omissions relating to the Fund's hedging practices.

The Fund and Alliance believe that the allegations in the Complaint and the Amended Complaint are without merit and intend to defend vigorously against those claims.

--------------------------------------------------------------------------------

NOTE H: Concentration of Risk

Investing in securities of foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States government. The Fund may invest in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

                                                         Alliance North American
FINANCIAL HIGHLIGHTS                                     Government Income Trust
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                      ------------------------------------------------------------------
                                                                                    CLASS A
                                                      ------------------------------------------------------------------
                                                                            Year Ended November 30,
                                                      ------------------------------------------------------------------
                                                        1998           1997           1996           1995         1994
                                                      --------       --------       --------       --------     --------
Net asset value, beginning of year ................   $   8.02       $   8.01       $   6.75       $   8.13     $  10.35
                                                      --------       --------       --------       --------     --------
Income From Investment Operations
Net investment income .............................        .87(a)        1.03(a)        1.09(a)        1.18(a)      1.02
Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions ...................................       (.33)          (.05)          1.14          (1.59)       (2.12)
                                                      --------       --------       --------       --------     --------
Net increase (decrease) in net asset
   value from operations ..........................        .54            .98           2.23           (.41)       (1.10)
                                                      --------       --------       --------       --------     --------
Less: Dividends and Distributions
Dividends from net investment income ..............       (.87)          (.97)          (.75)           -0-         (.91)
Distributions in excess of net investment income ..       (.07)           -0-            -0-            -0-          -0-
Tax return of capital .............................       (.03)           -0-           (.22)          (.97)        (.21)
                                                      --------       --------       --------       --------     --------
Total dividends and distributions .................       (.97)          (.97)          (.97)          (.97)       (1.12)
                                                      --------       --------       --------       --------     --------
Net asset value, end of year ......................   $   7.59       $   8.02       $   8.01       $   6.75     $   8.13
                                                      ========       ========       ========       ========     ========
Total Return
Total investment return based on net
   asset value (b) ................................       7.14%         12.85%         35.22%         (3.59)%     (11.32)%

Ratios/Supplemental Data
Net assets, end of year (000's omitted) ...........   $740,066       $511,749       $385,784       $252,608     $303,538
Ratio of expenses to average net assets ...........       2.04%          2.15%          2.34%          2.62%        1.70%
Ratio of expenses to average net assets
   excluding interest expense (c) .................       1.36%          1.38%          1.41%          1.51%        1.37%
Ratio of net investment income to
   average net assets .............................      11.17%         12.78%         14.82%         18.09%       11.22%
Portfolio turnover rate ...........................        175%           118%           166%           180%         131%

--------------------------------------------------------------------------------
See footnote summary on page 19.

                                                         Alliance North American
FINANCIAL HIGHLIGHTS (continued)                         Government Income Trust
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                      ----------------------------------------------------------------------------
                                                                                        CLASS B
                                                      ----------------------------------------------------------------------------
                                                                                Year Ended November 30,
                                                      ----------------------------------------------------------------------------
                                                         1998             1997             1996             1995           1994
                                                      ----------       ----------       ----------       ----------     ----------
Net asset value, beginning of year .................. $     8.02       $     8.01       $     6.75       $     8.13     $    10.35
                                                      ----------       ----------       ----------       ----------     ----------
Income From Investment Operations
Net investment income ...............................        .81(a)           .98(a)          1.04(a)          1.13(a)         .96
Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions .....................................       (.32)            (.07)            1.12            (1.61)         (2.13)
                                                      ----------       ----------       ----------       ----------     ----------
Net increase (decrease) in net asset
   value from operations ............................        .49              .91             2.16             (.48)         (1.17)
                                                      ----------       ----------       ----------       ----------     ----------
Less: Dividends and Distributions
Dividends from net investment income ................       (.81)            (.90)            (.69)             -0-           (.84)
Distributions in excess of net investment income ....       (.06)             -0-              -0-              -0-            -0-
Tax return of capital ...............................       (.03)             -0-             (.21)            (.90)          (.21)
                                                      ----------       ----------       ----------       ----------     ----------
Total dividends and distributions ...................       (.90)            (.90)            (.90)            (.90)         (1.05)
                                                      ----------       ----------       ----------       ----------     ----------
Net asset value, end of year ........................ $     7.61       $     8.02       $     8.01       $     6.75     $     8.13
                                                      ==========       ==========       ==========       ==========     ==========
Total Return
Total investment return based on net
   asset value (b) ..................................       6.46%           11.88%           33.96%           (4.63)%       (11.89)%

Ratios/Supplemental Data
Net assets, end of year (000's omitted) ............. $1,300,519       $1,378,407       $1,329,719       $1,123,074     $1,639,602
Ratio of expenses to average net assets .............       2.75%            2.86%            3.05%            3.33%          2.41%
Ratio of expenses to average net assets
   excluding interest expense (c) ...................       2.07%            2.09%            2.12%            2.22%          2.07%
Ratio of net investment income to
   average net assets ...............................      10.44%           12.15%           14.20%           17.31%         10.53%
Portfolio turnover rate .............................        175%             118%             166%             180%           131%

--------------------------------------------------------------------------------
See footnote summary on page 19.

                                                         Alliance North American
                                                         Government Income Trust
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                      ------------------------------------------------------------------
                                                                                    CLASS C
                                                      ------------------------------------------------------------------
                                                                            Year Ended November 30,
                                                      ------------------------------------------------------------------
                                                        1998           1997           1996           1995         1994
                                                      --------       --------       --------       --------     --------
Net asset value, beginning of year ................   $   8.02       $   8.01       $   6.75       $   8.13     $  10.34
                                                      --------       --------       --------       --------     --------
Income From Investment Operations
Net investment income .............................        .82(a)         .98(a)        1.05(a)        1.13(a)       .96
Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions ...................................       (.33)          (.07)          1.11          (1.61)       (2.12)
                                                      --------       --------       --------       --------     --------
Net increase (decrease) in net asset
   value from operations ..........................        .49            .91           2.16           (.48)       (1.16)
                                                      --------       --------       --------       --------     --------
Less: Dividends and Distributions
Dividends from net investment income ..............       (.82)          (.90)          (.69)           -0-         (.84)
Distributions in excess of net investment income ..       (.05)           -0-            -0-            -0-          -0-
Tax return of capital .............................       (.03)           -0-           (.21)          (.90)        (.21)
                                                      --------       --------       --------       --------     --------
Total dividends and distributions .................       (.90)          (.90)          (.90)          (.90)       (1.05)
                                                      --------       --------       --------       --------     --------
Net asset value, end of year ......................   $   7.61       $   8.02       $   8.01       $   6.75     $   8.13
                                                      ========       ========       ========       ========     ========
Total Return
Total investment return based on net
   asset value (b) ................................       6.46%         11.88%         33.96%         (4.63)%     (11.89)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) ...........   $276,073       $283,483       $250,676       $219,009     $369,714
Ratio of expenses to average net assets ...........       2.74%          2.85%          3.04%          3.33%        2.39%
Ratio of expenses to average net assets
   excluding interest expense (c) .................       2.06%          2.08%          2.12%          2.21%        2.06%
Ratio of net investment income to
   average net assets .............................      10.45%         12.14%         14.22%         17.32%       10.46%
Portfolio turnover rate ...........................        175%           118%           166%           180%         131%

--------------------------------------------------------------------------------
(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return.

(c) Net of interest expense of .68%, .77%, .93%, 1.11%, and .33% respectively, on loan agreement (see Note E).

REPORT OF ERNST & YOUNG LLP                              Alliance North American
INDEPENDENT AUDITORS                                     Government Income Trust
================================================================================

To the Shareholders and Board of Directors
Alliance North American Government Income Trust, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance North American Government Income Trust, Inc. (the "Fund"), including the portfolio of investments, as of November 30, 1998, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance North American Government Income Trust, Inc. at November 30, 1998, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                                  /s/ Ernst & Young LLP

New York, New York
January 8, 1999

                                                         Alliance North American
                                                         Government Income Trust
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Dr. James M. Hester (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITER

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

--------------------------------------------------------------------------------
(1)   Member of the Audit Committee.

THE ALLIANCE FAMILY OF MUTUAL FUNDS
================================================================================

Fixed Income

Alliance Bond Fund
     U.S. Government Portfolio
     Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term U.S. Government Fund

Tax-Free Income

Alliance Municipal Income Fund
     California Portfolio
     Insured California Portfolio
     Insured National Portfolio
     National Portfolio
     New York Portfolio
Alliance Municipal Income Fund II
     Arizona Portfolio
     Florida Portfolio
     Massachusetts Portfolio
     Michigan Portfolio
     Minnesota Portfolio
     New Jersey Portfolio
     Ohio Portfolio
     Pennsylvania Portfolio
     Virginia Portfolio

Money Market

AFD Exchange Reserves

Growth

The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund
Select Investors Series - Premier Portfolio

Growth & Income

Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

Aggressive Growth

Alliance Global Small Cap Fund
Alliance Quasar Fund
Alliance Technology Fund

International

Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

Institutional

Premier Growth
Quasar
Real Estate Investment

Closed-End Funds

Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

Cash Management Services

Alliance Capital Reserves
Alliance Government Reserves
Alliance Institutional Reserves
     Prime Portfolio
     Government Portfolio
     Tax-Free Portfolio
     Trust Portfolio
     Treasury Portfolio
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
     California Portfolio
     Connecticut Portfolio
     Florida Portfolio
     General Portfolio
     Massachusetts Portfolio
     New Jersey Portfolio
     New York Portfolio
     Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
     Prime Portfolio
     Government Portfolio
     General Municipal Portfolio

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

ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital[LOGO](R)

This report is intended solely for distribution to current shareholders of the Fund.

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

NAGAR